UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2007

                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                    0-24100                    41-1777397
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

              1016 Civic Center Drive Northwest
                         PO Box 6057
                    Rochester, Minnesota                        55903-6057
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (507) 535-1200


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

On July 20, 2007, HMN Financial, Inc. (the "Company") reported its financial results for its second fiscal quarter ended June 30, 2007. See the Company's press release dated July 20, 2007, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2007, the Board of the Company amended, effective as of such date, the By-laws of the Company as follows:

Article V, Section 1 of the By-laws, was amended and restated in its entirety. The prior version of Article V, Section 1 of the By-laws stated:

          Section 1.       Certificates of Stock.

              Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

The amended and restated version of Article V, Section 1 of the By-laws states:

          Section 1.       Certificated and Uncertificated Shares of Stock.

              Shares of the stock of the Corporation may be in certificated or uncertificated form, as provided in accordance with the General Corporation Law of the State of Delaware. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Article V, Section 2 of the By-laws, was amended and restated in its entirety. The prior version of Article V, Section 2 of the By-laws stated:

          Section 2.       Transfers of Stock.

              Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of
          Article V of these By-laws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore.

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The amended and restated version of Article V, Section 1 of the By-laws states:

         Section 2.        Transfers of Stock.

              Transfers of stock shall be made only by the record holder of such stock, or an attorney lawfully appointed in writing, and in the case of stock represented by a certificate, upon surrender of the certificate.

The amendments were made to permit the shares of common stock of the Company to be to be eligible to participate in the Direct Registration System of the NASDAQ stock exchange.

Item 9.01.  Financial Statements and Exhibits

       (c) Exhibits (the following exhibit is furnished to the SEC)

        Exhibit Number          Description
        --------------          ------------
               99               Press release dated July 20, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        HMN Financial, Inc.
                                                           (Registrant)

Date: July 25, 2007                                       /s/ Jon Eberle

                                                   Jon Eberle, SVP/CFO/Treasurer